UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 26, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 26, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Termed Notes, Series 2004-HE2.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the July 26, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                      Home Equity Loan-Backed Termed Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 07/30/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the
               July 26, 2003 distribution.


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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 0/26/2004

Servicing Certificate                                Group 1
Beginning Pool Balance                               564,991,937.03
Beginning PFA                                         83,023,081.90
Ending Pool Balance                                  621,812,835.35
Ending PFA Balance                                             0.00
Principal Collections                                 26,202,183.58
Principal Draws                                                   -
Net Principal Collections                             26,202,183.58
Active Loan Count                                            18,003

Interest Collections                                   3,780,800.46

Weighted Average Loan Rate                                 7.82327%
Weighted Average Net Loan Rate                              7.3233%
Substitution Adjustment Amount                                 0.00

                                                     Beginning                 Ending
Term Notes                                           Balance                   Balance            Factor       Principal
Class A-1A                                           57,595,248.77             47,246,478.21      0.5717905    10,348,770.56
Class A-1B                                           70,897,000.00             70,897,000.00      1.0000000             0.00
Class A-1C                                          217,604,735.88            200,078,842.26      0.7695340    17,525,893.62
Class A-2                                           152,808,000.00            152,808,000.00      1.0000000             0.00
Class A-3                                            34,034,000.00             34,034,000.00      1.0000000             0.00
Class A-4                                            66,708,000.00             66,708,000.00      1.0000000             0.00
Class A-IO                                           94,000,000.00             94,000,000.00                            0.00

Class M1                                             37,356,000.00             37,356,000.00      1.0000000             0.00
Class M2                                              7,116,000.00              7,116,000.00      1.0000000             0.00

Certificates                                                     -                         -              -                -

                                                                 Interest   Security
Term Notes    (con't)                                Interest    Shortfalls %        Coupon
Class A-1A                                            67,946.39   0.00       0.0664   1.370%
Class A-1B                                            86,691.28   0.00       0.0996   1.420%
Class A-1C                                           262,334.60   0.00       0.2812   1.400%
Class A-2                                            366,739.20   0.00       0.2148   2.880%
Class A-3                                            120,253.47   0.00       0.0478   4.240%
Class A-4                                            202,903.50   0.00       0.0938   3.650%
Class A-IO                                           470,000.00   0.00       0.1321   6.000%

Class M1                                             122,963.50   0.00       0.0525   3.950%
Class M2                                              23,304.90   0.00         0.01   3.930%


Certificates                                                  -      -            -        -

Beginning Overcollateralization Amount               3,896,034.28
Overcollateralization Amount Increase (Decrease)     1,672,480.60
Outstanding Overcollateralization Amount             5,568,514.88
Overcollateralization Target Amount                  7,115,484.05

Credit Enhancement Draw Amount                               0.00



Unreimbursed Prior Draws                                     0.00

                                                                                                  Number      Percent
                                                       Balance                                    of Loans    of Balance
Delinquent Loans (30 Days)                             1,560,775.41                               52          0.25%
Delinquent Loans (60 Days)                               622,872.38                               20          0.10%
Delinquent Loans (90 Days)                               129,340.24                                4          0.02%
Delinquent Loans (120 Days)                              186,408.46                                5          0.03%
Delinquent Loans (150 Days)                                       -                                0          0.00%
Delinquent Loans (180+ Days)                                      -                                0          0.00%
REO                                                               -                                0          0.00%
Bankruptcy                                               380,843.62                               11          0.06%
Foreclosure                                               29,400.58                                1          0.00%

                                                       Liquidation To-Date
Beginning Loss Amount                                  0.00
Current Month Loss Amount                              0.00
Current Month Prinicpal Recovery                       0.00
Net Ending Loss Amount                                 0.00                          0.00

                                                       Net Recoveries to Date
Beginning Net Principal Recovery Amount                0.00
Current Month Net Principal Recovery Amount            0.00
Ending Net Principal Recovery Amount                   0.00

                                                       Special Hazard                             Fraud       Bankruptcy
Beginning Amount                                       0.00                                       0.00        0.00
Current Month Loss Amount                              0.00                                       0.00        0.00
Ending Amount                                             -                                          -           -

Liquidation Loss Distribution Amounts                  0.00
Extraordinary Event Losses                             0.00
Excess Loss Amounts                                    0.00

Capitalized Interest Account
Beginning Balance                                             914,037.06
Withdraw relating to Collection Period                              0.00
Interest Earned (Zero, Paid to Funding Account)                     0.00
Remaining Balance to GMAC Mortgage                           (914,037.06)
Total Ending Capitalized Interest Account Balance as               (0.00)


Interest earned for Collection Period                             414.81
Interest withdrawn related to prior Collection Period             399.87


Prefunding Account
Beginning Balance                                          83,023,081.90
Additional Purchases during Revolving Period              (83,022,857.79)
Excess of Draws over Principal Collections                          0.00
Ending PFA Balance to Noteholders                                (224.11)
Total Ending Balance as of Payment Date                             0.00
Interest earned for Collection Period                          32,975.40
Interest withdrawn related to prior Collection Period          48,900.52

Current Month Repurchases Units                                        0
Current Month Repurchases ($)                                          -




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